Listing Report:Supplement No. 62 dated Oct 06, 2010 to Prospectus dated Jul 26, 2010
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 26, 2010 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 26, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 323575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$89.74

Auction yield range:	13.71% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2000	Debt/Income ratio:	35%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$32,208	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	No
Screen name:	PayItOffNow	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down my credit cards
Purpose of loan:
This loan will be used to pay down credit card debt and earn the reputation as a "great borrower" among the Prosper community.? I would rather another Prosper lender earn a profit from me than the banks.

My financial situation:
I am a good candidate for this loan because I have not been late with any payments in the past 7 years.? I am in a position where I can comfortably pay more than the minimum amounts due.

Monthly net income: $4,100

Monthly expenses: $
??Housing: $825
??Insurance: $152
??Car expenses: $460
??Utilities: $40
??Phone, cable, internet: $105
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $1700
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 338109
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$602.36

Auction yield range:	10.71% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1994	Debt/Income ratio:	30%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 22	Length of status:	25y 4m
Amount delinquent:	$0	Total credit lines:	76	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$112,332	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	67%
		Homeownership:	Yes
Screen name:	SeedSower	Borrower's state:	NorthCarolina	Borrower's group:	BORROWERS - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	4 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2007) 740-759 (May-2007) 720-739 (Feb-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	4
Description
Repairs to rental house
This is a loan that probably will be active no longer than eight months. I could tap credit cards at lower rate, but don't want revolving balances on credit report. I am trying to spruce up house to bring to Section 8 standards. I have a solid record as borrower and lender on Prosper. I'd rather pay you than my banks!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$144.61

Auction yield range:	16.71% - 17.00%	Estimated loss impact:	19.24%
Lender servicing fee:	1.00%	Estimated return:	-2.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1987	Debt/Income ratio:	30%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	28y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$521	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	helpimmediately	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 93% )	700-719 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	2 ( 7% )	700-719 (May-2010) 680-699 (Apr-2008)
Principal balance:	$1,822.21	31+ days late:	0 ( 0% )
Total payments billed:	29
Description
Bathroom and Kitchen Repair
Purpose of loan:
This loan will be used to? home is over 60 years old and bathroom and kitchen is in need?of repair.

My financial situation:
I am a good candidate for this loan because? with my last prosper loan I have always paid and have a steady income. I have worked in the same place for 28 years and will continue working there.

Monthly net income: $ 2,600

Monthly expenses: $ (Share these with my husband, retired teacher, earns around 2,500 a month)
??Housing: $ 525
??Insurance: $ 220
??Car expenses: $?550
??Utilities: $ 250
??Phone, cable, internet: $?150
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 477003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2003	Debt/Income ratio:	34%
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	0y 10m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,742	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	justice-arrow	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?
Pay off revloving credit card debt including a high interest furniture payment, several credit balances, the remainder on a student loan.? If there are any monies remaining, it will be applied toward paying down a car payment (also almost paid off).
My financial situation:
I currenty pay all of my bills on time and more than the minimum payment.??I?am the sole financial support of my family (fiance) who had been?laid off from slow market.? As he searches for work, this loan consolidating?monthly debt would be exceptionally helpful, before we reach financial hardship.

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $?895
??Insurance: $ 125
??Car expenses: $?475
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Clothing, household expenses $ 75
??Credit cards and other loans: $?275
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 3	Revolving credit balance:	$508	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	No
Screen name:	a-priceless-point	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Instant Tax Franchisee moving
Purpose of loan:
This loan will be used to? I have found a new office to start the upcoming tax season but I need funds to relocate and fund my first payroll.? My business is 75% rapid refund and my first deposit into my business account?for the tax year is at the end of January.??At the latest the loan will be paid in full at that time.? If you want part ownership until the loan is paid back I am fine with that.? I also have a free and clear 1998 Lexus GS 300 as collateral

My financial situation:
I am a good candidate for this loan because? Tax season brings in a large revenue at the beginning of the year and I can contact Instant Tax Service corporate office to send repayment directly to the lender(s) before it's deposited into my business account.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $?787
??Insurance: $ 112
??Car expenses: $
??Utilities: $ 310
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $
??Credit cards and other loans: $ 30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-1996	Debt/Income ratio:	29%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	8y 1m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$84,218	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	dinero-winner	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchase auto
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478125
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2001	Debt/Income ratio:	41%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 5m
Amount delinquent:	$0	Total credit lines:	23	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,927	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	32%
		Homeownership:	No
Screen name:	kindness-jedi6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off higher rate credit cards
Purpose of loan:
This loan will be used to pay higher rate credits and some to use it as? deposit for a commercial cleaning franchise.

My financial situation:
I am a good candidate for this loan because i believe that a have a good credit history?I have a stable job and made my payments for all the debt?I have on time.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 25.43%	Starting monthly payment:	$114.57

Auction yield range:	16.71% - 21.00%	Estimated loss impact:	25.19%
Lender servicing fee:	1.00%	Estimated return:	-4.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-2000	Debt/Income ratio:	27%
Credit score:	620-639 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	4 / 4	Length of status:	2y 6m
Amount delinquent:	$4,611	Total credit lines:	38	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$989	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	gain-eagle180	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2008)
Principal balance:	$850.79	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Church Mission Trip
Purpose of loan:
This loan will be used to attend my Churches Mission trip to Thailand in Feb 2011. This is very important to me to attend and be able to help others in need.

My financial situation:
I am a good candidate for this loan because I have made all my previous payments early and on time and never late. Also I have held my current employment for almost 3 years.

Monthly net income: $ 2200.00

Monthly expenses: $ 360
??Housing: $ 0
??Insurance: $?110
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 30
??Food, entertainment: $ 20
??Clothing, household expenses $ 50
??Credit cards and other loans: $100
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	23.99%	Starting borrower rate/APR:	24.99% / 28.49%	Starting monthly payment:	$298.16

Auction yield range:	13.71% - 23.99%	Estimated loss impact:	15.28%
Lender servicing fee:	1.00%	Estimated return:	8.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1997	Debt/Income ratio:	23%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,607	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	established-bill799	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing car to sell after
Purpose of loan:

Fix car so I can then sell it. Mercedes 2002 C230, and then pay a credit card.

My financial situation:

I have a credit history since 1999 never been late or delinquent, always pay on time. I have a high debt to income ratio as well as I make a good salary in a stable job. Just got promoted in July to become Chief Compliance Officer so I want to start paying down my debts. I have a car which is in good mechanical condition which I'm going to sell but I need to fix some body work to make it better.

Monthly net income: $ 4,000

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 90
??Car expenses: $ 200 (Gas)
??Utilities: $ included in rent
??Phone, cable, internet: $ 90
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-2003	Debt/Income ratio:	42%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,812	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	phoenix333	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debts
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because I am a hard worker who pays his bills on time.

Monthly net income: $ 4300

Monthly expenses: $1612
??Housing: $730
??Insurance: $112
??Car expenses: $50
??Utilities: $50
??Phone, cable, internet: $50
??Food, entertainment: $100
??Clothing, household expenses $20
??Credit cards and other loans: $500
??Other expenses: n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$259.99

Auction yield range:	13.71% - 14.00%	Estimated loss impact:	14.80%
Lender servicing fee:	1.00%	Estimated return:	-0.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2004	Debt/Income ratio:	18%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 4m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,039	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	open4biz	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy $1,000/mo Profitable Website
Purpose of loan:
To buy a profitable website, making over $1,000 per month. I am a full-time web designer and have the know-how to increase the profits beyond that.

My financial situation:
I pay my bills on time and already have $14,000 in liquid reserves. I am looking to finance this site acquisition.

Monthly net income: $3,000

Monthly expenses: $
??Housing: $675
??Insurance: $70
??Car expenses: $300
??Utilities: $60
??Phone, cable, internet: $25
??Food, entertainment: $500
??Clothing, household expenses $100
??Credit cards and other loans: $100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$113.09

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1993	Debt/Income ratio:	33%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	18y 7m
Amount delinquent:	$0	Total credit lines:	51	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,158	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	best-restless-community	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Dec-2009)
Principal balance:	$331.29	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Finishing the basement
Purpose of loan:
This loan will be used to? Finishing the basement

My financial situation:
I am a good candidate for this loan because? I pay back early

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1998	Debt/Income ratio:	36%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,472	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	Yes
Screen name:	fund-tamarack	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping my family
Purpose of loan: I will be using this loan to help my son.? He has fallen ill with a small hole in his heart and is unable to work at the moment.? We live in Nevada and they do not have state disability.? I do not want him to lose his home.? I can pay the payments but do not have the cash readily available

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time and have been at my job for a long time.? I take great pride in my credit.

Monthly net income: $ 3300.00

Monthly expenses: $
??Housing: $ 365.00
??Insurance: $ 40.00
??Car expenses: $
??Utilities: $ 70.0
??Phone, cable, internet:od, entertainment140.00
lothing, household expenses $40.00
redit cards and other loans: $ 200.00
r expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478321
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1978	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	25y 9m
Amount delinquent:	$0	Total credit lines:	20	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$56,914
Delinquencies in last 7y:	0	Bankcard utilization:	63%
		Homeownership:	No
Screen name:	money-sushi0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay on existing credit cards

My financial situation: is excellent. My husband is a physician
I am a good candidate for this loan because?I do not pay the household expenses and am only responsible for the credit card bills in my name.

Monthly net income: $ based on husband. Yearly income 700,000.

Monthly expenses: $ husband pays household expenses
??Housing: $ have no mortgage and own home. In my name
??Insurance: $ husband pays insurance
??Car expenses: $ husband pays expenses
??Utilities: $husband pays expenses
??Phone, cable, internet: $ husband pays utilities, etc.
??Food, entertainment: $ husband supplies money for these
??Clothing, household expenses $my husband supplies me with money for clothing an household expenses.
??Credit cards and other loans: $ 35,000
??Other expenses: $ 1200. per month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478337
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$173.69

Auction yield range:	5.71% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1989	Debt/Income ratio:	5%
Credit score:	780-799 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,189	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	Yes
Screen name:	order-baton	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Basic Startup Costs
Purpose of loan:
I am trying to get a new website up and running.? I have been working on this for 3 years now, and have finished developing my website, but am currently in need of a loan to pay for server and other operating costs. I have been working for the last few years analyzing, designing, and developing a new site.? Taking this first step, will allow me to push through a proof of concept and show that my framework holds ground, in order to provide a base for venture capital to come later.

My financial situation:
I am a good candidate for this loan because I currently make a salary above my expenditures, and have always paid my debts on time and without fail.? All my money goes into this venture as well as the expenses below.? Please note, my credit balance is currently on a card with a near 0% APR for now - so the balance has remained open.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1195
??Insurance: $ 180
??Car expenses: $ 0
??Utilities: $ 275
??Phone, cable, internet: $ 125
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 50
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$81.42

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1992	Debt/Income ratio:	6%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	44	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Treetop-16	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repair My Kitchen
Purpose of loan:
This loan will be used to?Repair the kitchen in my house that I just purchased 3 months ago. I'm not looking to do anything fancy. Unfortunately the kitchen was in bad shape when I bought the house. I currently have no functioning kitchen.
My financial situation:
Is solid. Recently was awarded a generous raise at work. Current on all my bills.
I am a good candidate for this loan because?
Like the house I just bought I'm looking for a fresh start. I have been out of bankruptcy for 4 years now and have worked hard to restore my credit score. I now pay for everything with cash, I don't believe in using credit cards. My Prosper score says that I'm HR but my Fico score is good and I qualified and was funded a higher amount on Prosper a month ago but withdrew the listing for personal reasons. Nothing has changed since then except now my paycheck is higher and I'm asking for a lower amount this go around. I'm using Prosper because I have faith and believe in others. If I was in a better position I would feel comfortable helping another in my position.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $0, I use my fiances car.
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $220.00 Student Loan, I have no credit cards.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478349
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$164.38

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	20y 9m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,780	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	taxi146	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expand remodel contracting business
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,200.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$493.29

Auction yield range:	5.71% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1996	Debt/Income ratio:	24%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 5	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,800	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	Yes
Screen name:	credit-splendor0	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating credit card-payoff
Purpose of loan:
I am using this loan to consolidate my credit card debt.? I have NEVER missed a payment?or made a?late payment.? I have the same credit cards since i was 18 and the interest is 24% and its difficult to?get the debt down at this rate.?

My financial situation:
I am a business professional and i work for the worlds largest retailer.? My job is secure and i have a high credit profile/rating.? I take pride in my credit standing and i will not allow myself to drown.?
I always make payments higher then the minimum.
Monthly net income: $ 2785.00

Monthly expenses: $
??Housing: $ 916.00
??Insurance: $
??Car expenses: $ 494
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 620 (the purpose of this loan is to lower this amount)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$157.26

Auction yield range:	2.71% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1992	Debt/Income ratio:	7%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 16	Length of status:	16y 4m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$196,789	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	historic-credit7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Business Startup, Inventory
Purpose of loan:
This loan will be used to purchase initial inventory and demonstration units of an Enterprise Appliance for small and medium sized businesses to give them an instant HR, CRM, Intranet, collaboration tools, timecard, and bookkeeping capability.? See www.redline-strategies.com for more information where we reference the ThinkBIG(TM) SMB Enterprise Appliance.

My financial situation:
I am a good candidate for this loan because I have a solid credit history and track record of business successes.? I am interested in peer?to peer lending and see this could be?a win-win for?myself and lenders.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$616.41

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-1995	Debt/Income ratio:	6%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 18	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	57	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$18,863	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	progressive-greenback3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Capital for growth
Purpose of loan:
This loan will be used to?expand existing client base

My financial situation:
I am a good candidate for this loan because?I have good credit and have always paid all my obligations

Monthly net income: $ 12000.00 ????

Monthly expenses:?$ 5195
??Housing: $ 1700 ??
??Insurance: $ 200
??Car expenses: $ 800 ???
??Utilities: $ 75
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1500
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$271.14

Auction yield range:	16.71% - 17.00%	Estimated loss impact:	37.54%
Lender servicing fee:	1.00%	Estimated return:	-20.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-2002	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 7	Length of status:	0y 1m
Amount delinquent:	$33,689	Total credit lines:	14	Occupation:	Student - Technical...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$26,513	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	DoTheRighThingFinancial	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting on track, paying off shark
Purpose of loan:
This loan will be used to pay off my credit cards, I always pay on time but the situation with houses crash my credit report, this likely is going to change with a short sale in my property, that should be any time in the next couple months, all paperwork related is done, waiting in lenders to finish, that's why I want to pay my credit card (Sharky) because never stop paying it waiting for this moment to come by, regain my credit and start all over again.

My financial situation:
I am a good candidate for this loan because?small distribution business and working for Comcast now, that means steady income to pay the loan in about 6 months, my plan.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Feb-1994	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$312,197	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	Yes
Screen name:	fundme-please	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Seeking Short-Term Loan
Purpose of loan:
This loan will be used to consolidate debt from various payments across the month into one.

My financial situation:
I submitted two amended/corrected tax returns (Form 1040X) to the IRS prepared from my tax preparer (enrolled agent) which refunds me a total of $13,365 plus interest.? The IRS received them on 8/18/10 according to the Certified Mail receipt.? Instead of the approximately four weeks to receive a refund from an original-filed Form 1040 tax return, the IRS says an amended return refund may take 8 to 12 weeks or longer to receive.

I would use the funds now to consolidation debt and when I receive my IRS refund to pay down the debt (pay off the loan).

I am a good candidate for this loan because I have had zero late payments in over 18 years and this is planning to be a short-term loan.? My current high amount of revolving credit balance and high bankcard utilization, which is presently affecting my credit score, is due to personally funding a business.

I checked my Experian PLUS score (member of Experian Direct) as of 10/5/10 it was 724; it was 760 before funding a business.

Whoever invests in this loan would make great short-term interest and get their money back quickly, in months not years, to invest into another loan.

Thank you for reading my listing.

Monthly net income: $ 5308

Monthly expenses: $ 4086
??Housing: $ 1715
??Insurance: $ 90
??Car expenses: $ 60
??Utilities: $ 158
??Phone, cable, internet: $ 103
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1710 (includes auto loan)
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 33.56%	Starting monthly payment:	$41.09

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1996	Debt/Income ratio:	8%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 3	Length of status:	25y 5m
Amount delinquent:	$511	Total credit lines:	17	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	worth-wildcat7	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto repair
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1995	Debt/Income ratio:	15%
Credit score:	600-619 (Oct-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 10	Length of status:	25y 9m
Amount delinquent:	$18,652	Total credit lines:	40	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,243	Stated income:	$100,000+
Delinquencies in last 7y:	10	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	stjresources	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	600-619 (May-2010) 600-619 (Apr-2010) 600-619 (May-2008) 600-619 (Apr-2008)
Principal balance:	$0.16	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off my high interest rate credit cards and improve my overall credit scores. Paying off the cards will?free up funds to catch up on and remain current with my mortgage and?gas and electric bill. The BGE 'easy monthly budget' billing has increased to?463.00 each month.?I am working with my mortgage company to get a lower monthly payment and rate;?in return, they are requesting full mortgage payments on the first day of every month, no grace period. I have also made arrangements to pay off another high rate loan (HFC) in the amount of 300.00 per month.???

My financial situation:
I am a good candidate for this loan because? I have paid off a Prosper laon in the amount of 2500.00 over a 3 year period. That frees up 96.00 to pay on a new loan and on the credit cards.

Monthly net income: $
5730.00
Monthly expenses: $
??Housing: $2077.00
??Insurance: $ 150.00 each month for 4 months, then I get 2 grace months.
??Car expenses: $ 140.00 gas
??Utilities: $ 463.00 plus 35.00 every 3 months for water bill.
??Phone, cable, internet: $ 361.00
??Food, entertainment: $ 210.00
??Clothing, household expenses $ 100.00?
??Credit cards and other loans: $ 170.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$143.83

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1997	Debt/Income ratio:	18%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	30y 4m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,078	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	Gwizzy	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used Suburban to pull my c
Thanks for showing interest in my much needed loan! My wife and myself would like to purchase a friends 2000 Chevy LS Suburban. It is in excellent condition, has a clear title, had a new engine put in approx 48500 miles ago, it's color is fire engine red, leather interior and no rust. I pay all my debts on time, have never had a late payment yet! My wife is an interior/exterior painter and owns her own company which is just getting off the ground, but had?offered day care services out of our home for the past 19 years.

Purpose of loan:
This loan will be used to purchase a 2000 Chevy Suburban LS

My financial situation:
I am a good candidate for this loan because I pay all my debts on time or early.

Monthly net income: $ 6247

Monthly expenses: $ 3502
Housing: $ 825
Insurance: $243
Car expenses: $ 503
Utilities: $287
Phone, cable, internet: $223
Food, entertainment: $ 400
Clothing, household expenses $200
Credit cards and other loans: $392
Other expenses: $429

MANY THANKS!!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 18.29%	Starting monthly payment:	$277.32

Auction yield range:	10.71% - 14.00%	Estimated loss impact:	10.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2001	Debt/Income ratio:	29%
Credit score:	760-779 (Sep-2010)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$542	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	genuine-coin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	760-779 (Latest)
Principal borrowed:	$6,000.00	< 31 days late:	0 ( 0% )	700-719 (Nov-2009)
Principal balance:	$4,249.94	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
2nd prosper loan... Great credit!!!
Purpose of loan:
This loan will be used to payoff my prosper balance and payoff my credit card bills I incurred since my little dog had to get an emergency surgery. I want to keep only one monthly payment instead of a bunch of monthly payments.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time, my credit score shows. I have been working at the same company for almost 3 years now, with a potential promotion coming up.

Monthly net income: $3260

Monthly expenses: $
??Housing: $ 465
??Insurance: $ 150
??Car expenses: $ 350
??Utilities: $ 250
???Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 200 as of right now,?if I get?this loan the amount will be 0.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$134.61

Auction yield range:	13.71% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2003	Debt/Income ratio:	87%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	11 / 10	Length of status:	4y 3m
Amount delinquent:	$308	Total credit lines:	22	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,041	Stated income:	$1-$24,999
Delinquencies in last 7y:	26	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	deal-announcer	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off some bills i have
Purpose of loan:
This loan will be used to? Pay off some bills

My financial situation:
I am a good candidate for this loan because? I work hard and have my checks are direct deposit.

Monthly net income: $ 1618

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 75
??Car expenses: $ 399
??Utilities: $ 100
??Phone, cable, internet: $ 55
??Food, entertainment: $?0
?Clothing, household expenses $ 0
redit cards and other loans: $ 100
ther expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$416.87

Auction yield range:	5.71% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1977	Debt/Income ratio:	55%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	35	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$86,168
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	upbeat-worth3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off some credit cards &
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478441
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$309.79

Auction yield range:	5.71% - 13.50%	Estimated loss impact:	6.18%
Lender servicing fee:	1.00%	Estimated return:	7.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-2002	Debt/Income ratio:	35%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$314	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	indomitable-credit0	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off medical expenses
Purpose of loan:
Pay off medical expenses that weren't covered by insurance and are currently on a credit card with an interest rate that won't come down!

My financial situation:
Both my fiance and I have a very stable jobs with an incomes that far exceed all our expenses...I'd just rather not continue to pay interest to a credit card company.? I'm attending law school part time on a full academic scholarship, while keeping my full time job, so my earning potential will only increase over the next couple years.

Monthly net income: $ 2,500

Monthly expenses: $ 1,150.00
??Housing: $ 400
??Insurance: $ 250
??Car expenses: $ 100
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478451
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 25.43%	Starting monthly payment:	$229.14

Auction yield range:	13.71% - 21.00%	Estimated loss impact:	15.14%
Lender servicing fee:	1.00%	Estimated return:	5.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1994	Debt/Income ratio:	21%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,440	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	cincyla	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I'd rather give you my $ than CITI
Purpose of loan:
This loan will be used to pay down a high rate credit card (CITI @29.99%) once and for good.

My financial situation:
I am a good candidate for this loan because I am determined to be out of credit card debt forever and I am now in a better financial position to make that happen. During a patch of unemployment and partial employment, I relied on credit cards to get me through. Now I have a stable job where I have worked loyally for over 4 years. The company for which I work is experiencing ever increasing success. I have received consistent pay raises over the past four years and expect to receive future pay increases. As more money has become available in my budget, I have applied more of it to my debt. The main thing that has been holding me back at this point is the high rate of interest that the credit issuers have been leveling in the last two years. Even with the exorbitant rates (as high as 31.99% on one card) and increasing monthly credit payments, I have been able to use only cash for my monthly expenses and have been left with a surplus which I apply to debt. I plan to have my debt paid off in the next three years with this approach. Help me achieve my goal.

Monthly net income: $ 3725

Monthly total expenses: $ 3415
??Housing: $ 900 (rent payment)
??Insurance: $ 125 (auto + renter's insurance) ????
??Car expenses: $ 500 (auto loan, fuel, oil, maintenance)
??Utilities: $ 100 (g&e)
??Phone, cable, internet: $ 150 (work cell, internet)
??Food, entertainment: $ 400 (groceries)
??Clothing, household expenses $ 200 (cleaning and maintenance)
??Credit cards and other loans: $ 400 (cc debt and student loan payments)
??Other expenses: $ 280 (=expenses(monthly total - other and savings) *10%)
? Savings: $ 360

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$226.18

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,814	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	ready-bonus1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down payment for Medical Practice
Purpose of loan:
For downpayment on a foot and ankle surgery?practice outside of Washington DC in growing, affluent area (Loudon county). Practice gross profit is 1.15 million?consistently for last 3 years.?Practice has high patient volume, modern and fully equipped, well-trained staff,?and is a turn-key situation. My?projected income is?$370-400,000?AFTER loan payment and business expenses are paid. Cash flows very well.

My financial situation:
I am a good candidate for this loan because I am a young, energetic doctor and have a stable profession.?I want to get off the associate track and own my own business. I have secured financing, I?just need a bit more money?for the down payment.?My income will substantially increase once?I enter the practice. I am not sure why?I am an HR rating. I have a 700-710 credit score; paid off a mortgage, home equity loan, car loans, and credit cards, all while on a student and a meager resident salary. I had a delinquency in the past when I was a resident doctor because my mom had a stroke and I had to assist with some medical bills. I hope you will consider financing this loan as it is a business endeavour which will completely change my life. Thank you for your time and consideration.?If you have any questions, please do not hesitate to contact me.?i am happy to answer any questions you may have. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.46%	Starting monthly payment:	$61.64

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 9	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,873	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	53%
		Homeownership:	No
Screen name:	neighborly-p2ploan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upcoming wedding is almost paid off
Purpose of loan:
This loan will be used to pay off the remaining balance for my wedding. Myself and my fiance have paid almost the entirety of the wedding, just need a little extra.

My financial situation:
I am a good candidate for this loan because I am honest, as is my future wife. We are both stable and have consistent income. I work in the IT department at a Jewish Middle School and she is a Clinical Research assistant at a hospital.

Monthly net income: $ Combined, myself and my wife have a combined income of about 4 thousand dollars a month.

Monthly expenses: $
??Housing: $ 500 monthly
??Insurance: $
??Car expenses: $
??Utilities: $ 180
??Phone, cable, internet: $ 150 monthly
??Food, entertainment: $ 250 monthly
??Clothing, household expenses $
??Credit cards and other loans: $ 1000 Monthly
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	24.75%	Starting borrower rate/APR:	25.75% / 29.26%	Starting monthly payment:	$144.57

Auction yield range:	10.71% - 24.75%	Estimated loss impact:	10.41%
Lender servicing fee:	1.00%	Estimated return:	14.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-2001	Debt/Income ratio:	33%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	10y 10m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,734	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	worth-rose689	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,700.00	< 31 days late:	0 ( 0% )	720-739 (Sep-2008)
Principal balance:	$614.22	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off my final credit card at a more reasonable interest rate.

My financial situation:
I am a good candidate for this loan because I pay my bills on time.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.7%

Starting lender yield:	22.65%	Starting borrower rate/APR:	23.65% / 27.12%	Starting monthly payment:	$234.30

Auction yield range:	7.71% - 22.65%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	13.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1990	Debt/Income ratio:	40%
Credit score:	800-819 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	17y 4m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$190	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	supreme-market4	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Down Payment
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478505
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	16.15%	Starting borrower rate/APR:	17.15% / 19.35%	Starting monthly payment:	$535.91

Auction yield range:	5.71% - 16.15%	Estimated loss impact:	6.23%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1984	Debt/Income ratio:	12%
Credit score:	720-739 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,444	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	saleme2	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixer upper repairs
Purpose of loan:
This loan will be used to? replace furnace/ac get fixer upper in move in condition

My financial situation:
I am a good candidate for this loan because? never defaulted on a loan

Monthly net income: $ 13083

Monthly expenses: $ 3900
??Housing: $ 930
??Insurance: $ 548
??Car expenses: $407
??Utilities: $ 440
??Phone, cable, internet: $87
??Food, entertainment: $ 200
??Clothing, household expenses $25
??Credit cards and other loans: $ 806
??Other expenses: $ 2400 employees
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 467482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$179.48

Auction yield range:	13.71% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2005	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,704	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	54%
		Homeownership:	No
Screen name:	SRinNYC	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off expenses
I am attempting to get a loan to start saving for my wedding and lowering the balances on two of my credit cards to improve my balance to limit ratio and improve my overall credit score. It is not bad now, but I would like it to get even better. I have not made a late payment or missed a payment on any line of credit. I currently have monthly expenses of about $1,000 and take home around $650 per week. Thank you for your time and if you have any questions, please feel free to ask.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 476992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 23.39%	Starting monthly payment:	$222.98

Auction yield range:	16.71% - 19.00%	Estimated loss impact:	19.36%
Lender servicing fee:	1.00%	Estimated return:	-0.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2005	Debt/Income ratio:	27%
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$676	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	81%
		Homeownership:	No
Screen name:	duty-wicket	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Another College Kid Needing Help
Purpose of loan:
Pay off credit card debt and a student loan, as well as help with current moving situation.

My financial situation:
I have worked since I was 15 and have handled all my bills the best as anyone could. My second year of college I moved and had to pay for college out of pocket and began a bad credit card debt. I have spent the last two years keeping steady payments with all my bills. I have currently moved to a new state and within a week picked up a retail job and now hold two part time retail jobs. I am currently looking for a full time job at an office as I specialize in Administrative Assistance. I have searched for a legit way to keep myself from having late payments and ruining the good credit score I began to build back up the last two years. This is my first time renting an apartment on my own and I need a way consolidate my other bills.

Monthly net income: $ 900

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 102
??Car expenses: $ 100
??Utilities: $ 20
??Phone, cable, internet: $ 100
??Food, entertainment: $ 20
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 210
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$90.47

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jan-2007	Debt/Income ratio:	74%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	return-paladin6	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Apple computer for my business
Purpose of loan:
I like to purchase a used but good condition Apple G5 Quad Core computer for my home business.

My financial situation:
I can pay back the principle in a couple of months. The real urgency why I need the money now, because I found an Apple on a listing similar to the ones I've used at film school including with all the software and like to jump on the opportunity before it's gone. It shouldn't take more than 2-4 months for me to pay this off.

Monthly net income: $
$2,000 - $2,500
Monthly expenses: $
??Housing: $ 475
??Insurance: $ 208
??Car expenses: $ 339
??Utilities: $ 240
??Phone, cable, internet: $ 35
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.81%	Starting monthly payment:	$56.51

Auction yield range:	16.71% - 20.00%	Estimated loss impact:	25.13%
Lender servicing fee:	1.00%	Estimated return:	-5.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1983	Debt/Income ratio:	38%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 14	Length of status:	18y 1m
Amount delinquent:	$0	Total credit lines:	57	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,703	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	outdoorwoman	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 97% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	1 ( 3% )	560-579 (Oct-2007)
Principal balance:	$55.16	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
teacher expanding extra business
Purpose of loan:
Expand pet?grooming business?

My financial situation
I am a good candidate for this loan because?I am one payment away?from paying off my first Prosper Loan completely and on time

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$203.56

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-2000	Debt/Income ratio:	38%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 6	Length of status:	3y 7m
Amount delinquent:	$918	Total credit lines:	18	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,298	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	funds-destiny643	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Insulation for home
Purpose of loan:
This loan will be used to insulate my walls.
My financial situation:
I am a good candidate for this loan because I pay my bills and am current now.? I previously didnt know about this site and finagled the finances for a roofing project.

Monthly net income: $ 3300

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 172
??Car expenses: $ 579?
??Utilities: $ 150
??Phone, cable, internet: $?150?
??Food, entertainment: $ 0?? - they feed me at?work.
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 72?? - I pay it off every month.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1997	Debt/Income ratio:	34%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	2y 1m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,012	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	wise-dedication-sundae	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JAM Debt Help
Purpose of loan:
This loan will be used to? Apply debt relief on high balance accounts

My financial situation: I am a freelance Special Events Manager in a busy market in addition to part-time real estate sales.
I am a good candidate for this loan because? My current credit score is 703 & I have no delinquencies.

Monthly net income: $ 3000.

Monthly expenses: $ 1700
??Housing: $ 700
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 70
??Phone, cable, internet: $ 165
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 65
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$235.89

Auction yield range:	2.71% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1990	Debt/Income ratio:	6%
Credit score:	860-879 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$496	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	Yes
Screen name:	shiningfelicity108	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Consolidation
Purpose of loan:
I have a couple of small personal loans that I want to pay off and consolidate into one payment. I have reliable monthly income as a consultant and as a landlord/owner of three rental properties (managed for 14 years).?

My financial situation:
I am a good candidate for this loan because I have integrity with my debts as you will see from my stellar credit score. I honor my financial commitments and am careful with my monthly expenses.

Monthly net income: $4,200

Monthly expenses: $
??Housing: $2,500 (including rental properties)
??Insurance: $90
??Car expenses: $150
??Utilities: $250
??Phone, cable, internet: $60
??Food, entertainment: $400
??Clothing, household expenses $100
??Credit cards and other loans: $550 (these loans will be paid off with the requested loan)
??Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478194
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$180.94

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1995	Debt/Income ratio:	23%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 6	Length of status:	15y 2m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$750	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	106%
		Homeownership:	Yes
Screen name:	focused-p2ploan	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off medical
Purpose of loan:
My daughter was currently in an auto accident and had to have major knee surgery.? We are now overwhelmed with medical bills and would like to pay them off.?????

My financial situation:
I am a nurse in a profession where I can always find extra work.? I always pay my bills, and do not mind working extra, which I already do.
Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $ 477.42????????
??Insurance: $included in excrow?
??Car expenses: $?paid for
??Utilities: $ 300.00
Phone, cable, internet: $70.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $400.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	9.25%	Starting borrower rate/APR:	10.25% / 12.36%	Starting monthly payment:	$485.77

Auction yield range:	5.71% - 9.25%	Estimated loss impact:	6.09%
Lender servicing fee:	1.00%	Estimated return:	3.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1995	Debt/Income ratio:	16%
Credit score:	800-819 (Oct-2010)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,303	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	Yes
Screen name:	income-razor8	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Investment property
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1995	Debt/Income ratio:	9%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 8	Length of status:	1y 1m
Amount delinquent:	$8,961	Total credit lines:	34	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,646	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Bankcard utilization:	81%
		Homeownership:	Yes
Screen name:	pound-apple5	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
catch up on mortgage due to repairs
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.7%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$469.98

Auction yield range:	7.71% - 17.00%	Estimated loss impact:	8.09%
Lender servicing fee:	1.00%	Estimated return:	8.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1982	Debt/Income ratio:	26%
Credit score:	820-839 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 17	Length of status:	17y 4m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$39,067	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	capital-force3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	6 ( 100% )	820-839 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	840-859 (Feb-2010)
Principal balance:	$7,671.40	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
Finalizing Store Purchase
Purpose of loan:
This loan will be used to? pay out the previous owner of a retail store located in a very desired neighborhood in . It's been a successful retail store for over six years and I have been an employee for almost five;?I have owned the store for over 6 months now and revenue is up!? The business has been analyzed by an established financial consultant who advises this to be a low risk investment.? Five page business presentation available upon request including income statements, profit margins, ect..(The reason the current owner has sold the shop is because she has plans to branch out her other store. Taking on 3-4 stores became too time consuming. )

My financial situation:
I am a good candidate for this loan because I have a proven repayment record with no missed monthly payments on any current balances.

Monthly net income: $5,050.00

Monthly expenses: $ 2,015.00
??Housing: $ 900.
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 65.
??Phone, cable, internet: $ 150.
??Food, entertainment: $?600.
??Clothing, household expenses $ 50.
??Credit cards and other loans: $ 50.
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$220.16

Auction yield range:	2.71% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1993	Debt/Income ratio:	5%
Credit score:	780-799 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	18y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,634	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	melodious-benefit2	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Major Purchase Loan
Purpose of loan:? Purchase a 2009 Polaris ATV.? Tax, title, licensing and the extended warranty plan I will pay in cash.

My financial situation:? Since my divorce in 2005, which left some financial scars, I have stuck with a ?purchase with cash? attitude.? This is how I upgraded most of my furniture and other purchases in the past 5 years minus my 2007 Dodge truck which was still a 50% cash down and financing as little as possible.? Unfortunately, a cash only lifestyle has hurt my credit and I do not have the same credit buying power as I did a decade ago.? I have been in the market to purchase an ATV for the last few months and instead of paying cash decided to borrow the funds in order to help facilitate re-establishing a stronger credit history.?
???? I currently have 3 debts that I pay monthly amounts: Auto Loan, $286.00 a month (I habitually pay $350 a month) Citi Financial: $1,500.00 Line of credit of which I used $1000 to purchase new sofa set a few months ago, $10.00 monthly (I pay $200.00 monthly) and will be zero balance in NOV 10.? AAFES:? Credit card with the Armed Forces Exchange, $25.00 is average for a required monthly payment (I habitually pay $100-$200 a month)? If you include what I habitually pay in the aformentioned debts and add other monthly commitments (cable, phone, gas, internest, etc) my monthly bill payments equal approx $1,400.00 a month.?After deductions, including deducting child support, my take home pay is $4,564.52 a month.? I have disposible cash (if there is such a thing) each month for savings and purchases.
???? I am simply looking to rebuild a better credit history which will affect future purchases after retirement (couple decades from now).?

Thank you for your consideration.
Sincerely

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478328
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$339.27

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	38.61%
Lender servicing fee:	1.00%	Estimated return:	-4.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Nov-1996	Debt/Income ratio:	540%
Credit score:	640-659 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	12 / 11	Length of status:	3y 2m
Amount delinquent:	$8,266	Total credit lines:	45	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,798	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	tenacious-penny7	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARD
Purpose of loan: PAY OFF CREDIT CARD
This loan will be used to?
My financial situation:
I am a good candidate for this loan because?NEED TO GET CREDIT? RATING UP

Monthly net income: $

Monthly expenses: $3575?
??Housing: $ 1263
??Insurance: $ 200
??Car expenses: $ 985
??Utilities: $?400
??Phone, cable, internet: $?200??Food, entertinment:?300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 265
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	10.78%	Starting borrower rate/APR:	11.78% / 15.01%	Starting monthly payment:	$264.87

Auction yield range:	10.71% - 10.78%	Estimated loss impact:	11.02%
Lender servicing fee:	1.00%	Estimated return:	-0.24%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1998	Debt/Income ratio:	24%
Credit score:	700-719 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,876	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	bonus-broadcaster	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate My Debt
Purpose of loan:
This loan will be used to?

Consolidate my debt.? I have 2 8K loans through Lending Club.? Loan 1 has a remaining balance of 3448.00.? Loan 2 has a balance of 6,084.00.
I am going to pay off Loan 1 and use the additional 4500 for paying off remaining credit card debt.

My financial situation:
I am a good candidate for this loan because? I have 2 pre exisiting loans and have not missed 1 payment in 2 years.

Monthly net income: $
3500 est.

Monthly expenses: $
??Housing: $ 1250.00
??Insurance: $ 30.00
??Car expenses: $?100.00
??Utilities: $ 50.00
??Phone, cable, internet: $ n/a
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1 credit card with 2674.00 remaining.? 1?card with 2202.00 remaining.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1994	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	21	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$35,515
Delinquencies in last 7y:	9	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	unique-silver7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
VACATION
Purpose of loan:
This loan will be used to?CONSOLDATE DEBT
My financial situation:
I am a good candidate for this loan because? I AM TRUSTWORTHY

Monthly net income: $ 2632.00

Monthly expenses: $
??Housing: $ 1459.00
??Insurance: $ N/A
??Car expenses: $ 455.34
??Utilities: $ N/A
??Phone, cable, internet: $ N/A
??Food, entertainment: $ N/A
??Clothing, household expenses $ N/A
??Credit cards and other loans: $ 460.00
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1991	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$16,207	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	60%
		Homeownership:	No
Screen name:	blissful-justice	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected car and dental
Purpose of loan:
This loan will be used for car repairs and going to the dentist.? One of my feeling fell out.

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time, and I would not want to pay the loan back.? I don't believe in messing over people.? Karma can jack you up.????????

Monthly net income: $ 4,500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$156.16

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1991	Debt/Income ratio:	15%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 7	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,609	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	No
Screen name:	basis-tranquility	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card and tax consolidation
Purpose of loan:
This loan will be used to? pay a tax bill and consolidate credit cards

My financial situation:
I am a good candidate for this loan because? i pay my bills on time, am never late, and have a stable healthvare job

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 91
??Car expenses: $?287
??Utilities: $ 55
??Phone, cable, internet: $ 100
??Food, entertainment: $ 175
??Clothing, household expenses $
??Credit cards and other loans: $ 455
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2000	Debt/Income ratio:	10%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ore-machine9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Art Dealer Business startup
Purpose of loan:
This loan will be used to finance my online art store.

My financial situation:
I am a good candidate for this loan because as you can see if my credit profile, I've never missed payment on a debt. Furthermore, I hardly have any expenses and my business venture requires little capital to start with potential for great returns.

Monthly net income: $ 5400.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $0
??Utilities: $
??Phone, cable, internet: $ 160
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	14.15%	Starting borrower rate/APR:	15.15% / 17.32%	Starting monthly payment:	$208.43

Auction yield range:	5.71% - 14.15%	Estimated loss impact:	6.19%
Lender servicing fee:	1.00%	Estimated return:	7.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1990	Debt/Income ratio:	16%
Credit score:	780-799 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	6y 11m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,621	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	Yes
Screen name:	scottmack	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Consolidation....Look !
Please take a look at my credit profile, its spotless. Better yet my debt to income ratio is 16%, I feel my rating should be AA, but prosper leanding have assigned me a "B". I am a very low risk, as I have a great employment history, and my job is very stable. I would love to pay off three of my credit cards and lower my payment at the same time. I hope that you can help me accomplish my goal. Thanks so much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.72%	Starting monthly payment:	$135.71

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	20.31%
Lender servicing fee:	1.00%	Estimated return:	13.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1993	Debt/Income ratio:	37%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	3y 11m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,566	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	49%
		Homeownership:	No
Screen name:	xoxoxo22	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff Credit Cards
Purpose of loan:
To pay off credit cards and become debt-free.

My financial situation:
I am a good candidate for this loan because I have never been late on a payment, have a steady job at a college, and am motivated to pay off the loan during the term or even earlier. I am an extremely responsible individual and take this loan seriously. I'm trying to rebuild my credit by paying off some credit cards and a loan. This will make it easier for me to payoff this loan quicker.

Monthly net Income:? $2800
Monthly Expenses:
Housing - $950
Utilities - $150
Phone/Cable/Internet - $75
Food/Entertainment - $100

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	24.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$67.85

Auction yield range:	16.71% - 34.00%	Estimated loss impact:	26.01%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jul-1998	Debt/Income ratio:	27%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	4y 5m
Amount delinquent:	$943	Total credit lines:	24	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,585	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	REInvesting	Borrower's state:	Nevada	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
For Business, and Establish Credit
Purpose of loan:?The purpose of this loan is to Start a Real Estate Investing Business, and to Establish Good Credit on Prosper.com.

My financial situation: I am a good candidate for this loan because I am employed with a steady paycheck, plus the tremendous opportunity in the current Real Estate market will provide generous profits in the near future in my Real Estate Investing Business to allow me to pay this loan back in full as quickly as possible. My current credit situation is due to the fact that I saved a rental property I own from going into foreclosure.? Thank you in advance for providing a loan.

Monthly net income: $3,650?

Housing: $ 1,700??

Insurance: $ 230

Car expenses: $214???

Utilities:?$220

Food, entertainment: $ 200??

Clothing, household expenses $ 150??

Credit cards and other loans: $ 360

Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 15.23%	Starting monthly payment:	$498.21

Auction yield range:	10.71% - 11.00%	Estimated loss impact:	11.03%
Lender servicing fee:	1.00%	Estimated return:	-0.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1995	Debt/Income ratio:	22%
Credit score:	740-759 (Oct-2010)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	8y 9m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,589	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	best-reinforced-coin	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Big step forward
Purpose of loan:
This loan will be used to pay off credit card debts.

My financial situation:
I am a good candidate for this loan because I have had steady income for many years, I believe in paying off debts and I make regular payments on all my debts make them my priorities.

Monthly net income: $?6700

Monthly expenses: $
??Housing: $ 2200 (includes Escrow)
??Insurance: $ 80? (paid in full for 6 months)
??Car expenses: $ 250
??Utilities: $ 10
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	3.5%

Starting lender yield:	10.15%	Starting borrower rate/APR:	11.15% / 13.27%	Starting monthly payment:	$205.06

Auction yield range:	3.71% - 10.15%	Estimated loss impact:	3.53%
Lender servicing fee:	1.00%	Estimated return:	6.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-2002	Debt/Income ratio:	5%
Credit score:	760-779 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$144	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	Yes
Screen name:	wealth-sequoia	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Emergency Roof Replacement
Purpose of loan:
This loan will be used to replace the roof on my home.? While I initially repaired the roof last winter, the leak has continued to be a consistent problem no matter the amount of rain we get.??After having a number of professional roofers take a look at the problem they urged me to replace the roof before winter set in because of the continued leak, and the rapid deterioration of the roofing material.? I have received multiple quotes for the replacement of?the roof and have a very competitive estimate.

My financial situation:
I am a good candidate for this loan because my wife and I both have good credit ratings, have never defaulted on a loan or debt, and we've recently completed Dave Ramsey's Financial Peace University and have been able to pay off more than $8,000 of our overall debt in the last year.? We have reviewed all possible alternatives in hopes of avoiding creating additional debt, but this is an emergency and needs to be taken care of immediately.? We are commited towards paying our debts in full.

My wife and I are both employed full time in secure jobs and have made provisions in our monthly budget to allow for on-time payment of this loan.? Our net monthly income is approximately $5,100.? After allocating our monthly payments for our mortgage, student loans, vehicles, credit cards and utilities, there is approximately $700 remaining each month to go towards repayment of debt.? Please consider our need and the urgency of this request as winter will soon be setting in.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478412
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.6%

Starting lender yield:	7.25%	Starting borrower rate/APR:	8.25% / 8.59%	Starting monthly payment:	$94.36

Auction yield range:	2.71% - 7.25%	Estimated loss impact:	1.55%
Lender servicing fee:	1.00%	Estimated return:	5.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-2003	Debt/Income ratio:	3%
Credit score:	740-759 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Architect
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$616	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	calm-diversification	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards...
Purpose of loan:
This loan will be used to pay off my credit card...

I am a good candidate for this loan because I always paid my debt on time...

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478418
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.2%

Starting lender yield:	33.35%	Starting borrower rate/APR:	34.35% / 38.06%	Starting monthly payment:	$336.52

Auction yield range:	13.71% - 33.35%	Estimated loss impact:	15.74%
Lender servicing fee:	1.00%	Estimated return:	17.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1989	Debt/Income ratio:	24%
Credit score:	660-679 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	25y 2m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,383	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	magical-payment8	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help with medical bills
Purpose of loan:
This loan will be used to? help pay off medical bills

My financial situation:
I am a good candidate for this loan because?I always pay my bills. I have a great job and make very good money?

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 1008
??Insurance: $ 98
??Car expenses: $ 279
??Utilities: $ 105
??Phone, cable, internet: $ 100
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	36.6%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 24.41%	Starting monthly payment:	$207.21

Auction yield range:	16.71% - 20.00%	Estimated loss impact:	37.73%
Lender servicing fee:	1.00%	Estimated return:	-17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-2010	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-619 (Oct-2010)	Inquiries last 6m:	6	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$816	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	No
Screen name:	412grill	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	720-739 (May-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
My personal loan for my business
Purpose of loan:
This loan will be used to? I am upgradeing equipment at buisness (Sound , Audio and Lights)

My financial situation:
I am a good candidate for this loan because? I have a strong ethical background of paying my debts. (my credit score dropped because I had six inquiries from credit card processors, insurance renewals and a loan apps from a couple of banks) The problem with my access to capitol is i am?independent name small business non-franchise.

Monthly net income: $ 2000.00

Monthly expenses: $600.00
??Housing: $ 0
??Insurance: $ 100.00
??Car expenses: $ Paid Off
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $ Buisness Pays Loans on credit cards Money used for investments
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$289.22

Auction yield range:	10.71% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1982	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	8 / 6	Length of status:	1y 0m
Amount delinquent:	$5,859	Total credit lines:	30	Occupation:	Realtor
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,468	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	first-class-return599	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
This Loan is for debt consolidation only.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.0%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$466.59

Auction yield range:	5.71% - 6.50%	Estimated loss impact:	6.04%
Lender servicing fee:	1.00%	Estimated return:	0.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-2001	Debt/Income ratio:	28%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	20 / 19	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,050	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	spirited-trade1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to payoff and consolidate high interest rate credit cards. I currently have no problem paying these cards each month, but it seems I'm only willing to pay the minimum each month and I will never get them paid off that way. Consolidating them into one loan with a lower rate will allow me to get them paid off in 3 years, with only a minimal rise in payment each month compared to the combined minimum payments.

My financial situation:
I am a good candidate for this loan because I am gainfully employed by a company that has never had a layoff. I have never missed a payment (credit card, car, home) ever in the history of borrowing, and I have never been late either. This will be a great investment for you and will be beneficial for both parties.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 21.35%	Starting monthly payment:	$542.29

Auction yield range:	10.71% - 17.00%	Estimated loss impact:	11.20%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1984	Debt/Income ratio:	19%
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	1y 1m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,778	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	91%
		Homeownership:	Yes
Screen name:	goal-dedication5	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?
consolidate debt from 1.5 years unemployed and/or underemployed
My financial situation:
I am a good candidate for this loan because?
I am working hard to reduce debt but credit card rates make this near impossible ... Jesus Christ is my personal Lord and Saviour and for this reason my word reflects upon HIM, and I will not do anything to dishonor HIM
Monthly net income: $ 7985

Monthly expenses: $
??Housing: $ 2200
??Insurance: $ 100
??Car expenses: $?400??
????Utilities: $ 400
??Phone, cable, internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $?600
??Credit cards and other loans: $ 1200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478460
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,400.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	9.8%

Starting lender yield:	13.95%	Starting borrower rate/APR:	14.95% / 18.24%	Starting monthly payment:	$152.42

Auction yield range:	10.71% - 13.95%	Estimated loss impact:	10.11%
Lender servicing fee:	1.00%	Estimated return:	3.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-2001	Debt/Income ratio:	39%
Credit score:	720-739 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,736	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	stevesteve8383	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	39 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,225.00	< 31 days late:	0 ( 0% )	700-719 (Dec-2009) 680-699 (Mar-2008) 620-639 (Feb-2008)
Principal balance:	$1,912.42	31+ days late:	0 ( 0% )
Total payments billed:	39
Description
Visa/Master Card=BAD..Prosper=GOOD!
Purpose of loan:
This loan will be used to pay off the last of my high interest credit card debt.

My financial situation:
I am a good candidate for this loan because this is my 3rd Prosper loan, I have never been late, and my credit score is over 700.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.3%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 37.19%	Starting monthly payment:	$110.98

Auction yield range:	16.71% - 32.50%	Estimated loss impact:	20.21%
Lender servicing fee:	1.00%	Estimated return:	12.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Oct-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$43,338	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	Luceplan	Borrower's state:	Vermont	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan
Purpose of loan:
After a long job hunt, I've been hired for a great position, and I'm really excited about it.? However, I have some car expenses and bills that I need a little help with until my pay cycle catches up with my billing cycles.? I have an excellent payment record with no delinquencies, and my salary is sufficient to repay this loan.

Monthly net income: $2,350
Monthly expenses: $1,805
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 478502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.8%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 31.05%	Starting monthly payment:	$205.47

Auction yield range:	10.71% - 26.50%	Estimated loss impact:	11.46%
Lender servicing fee:	1.00%	Estimated return:	15.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1998	Debt/Income ratio:	17%
Credit score:	640-659 (Sep-2010)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,757	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	JERRYF10	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off my student loan and credit cards.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 687
??Insurance: $150
??Car expenses: 180
??Utilities: $ 250
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.